EXECUTION COPY
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                         GSR MORTGAGE LOAN TRUST 2003-13


                       MORTGAGE PASS-THROUGH CERTIFICATES


                                 SERIES 2003-13


                                 TRUST AGREEMENT


                                     between


                          GS MORTGAGE SECURITIES CORP.,
                                  as Depositor,


                                       and


                              JPMORGAN CHASE BANK,
                            as Trustee and Custodian


                             Dated November 1, 2003

                                TABLE OF CONTENTS



                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Standard Terms...................................................
Section 1.02  Defined Terms....................................................


                                   ARTICLE II

               FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

Section 2.01  Conveyance to the Trustee........................................
Section 2.02  Acceptance by the Trustee........................................
Section 2.03  REMIC Election and REMIC Designation.............................


                                   ARTICLE III

                         REMITTING TO CERTIFICATEHOLDERS

Section 3.01  Distributions to Certificateholders..............................
Section 3.02  Allocation of Realized Losses and Shortfalls.....................


                                   ARTICLE IV

                                 THE SECURITIES

Section 4.01  The Certificates.................................................
Section 4.02  Denominations....................................................
Section 4.03  Redemption of Certificates.......................................
Section 4.04  Securities Laws Restrictions.....................................


                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

Section 5.01  Request for Opinions.............................................
Section 5.02  Schedules and Exhibits...........................................
Section 5.03  Governing Law....................................................
Section 5.04  Counterparts.....................................................
Section 5.05  Notices..........................................................

                             SCHEDULES AND EXHIBITS

Schedule I     Mortgage Loans
Exhibit 1A1    Form of Class 1A1 Certificate
Exhibit 1A2    Form of Class 1A2 Certificate
Exhibit B1     Form of Class B1 Certificate
Exhibit B2     Form of Class B2 Certificate
Exhibit B3     Form of Class B3 Certificate
Exhibit B4     Form of Class B4 Certificate
Exhibit B5     Form of Class B5 Certificate
Exhibit B6     Form of Class B6 Certificate
Exhibit R      Form of Class R Certificate

                                 TRUST AGREEMENT

            THIS TRUST AGREEMENT, dated as of November 1, 2003 (the "Trust Agreement"), is hereby executed by and among GS MORTGAGE SECURITIES CORP., a Delaware corporation (the "Depositor"), and JPMORGAN CHASE BANK, as trustee (in such capacity, the "Trustee") and custodian (in such capacity, the "Custodian").

                              PRELIMINARY STATEMENT

            The Depositor is duly authorized to form GSR Mortgage Loan Trust 2003-13 as a trust (the "Trust") to issue a series of securities with an aggregate initial outstanding principal balance of $763,432,604 to be known as the Mortgage Pass-Through Certificates, Series 2003-13 (the "Certificates"). The Trust is formed by this Trust Agreement, which fully incorporates by reference the Standard Terms to Trust Agreement November 2003 Edition (the "Standard Terms"). The Certificates in the aggregate evidence the entire beneficial ownership in the Trust. The Certificates consist of the 9 classes set forth in
Section 2.03(b) herein.

            Pursuant to Section 10.01 of the Standard Terms, the Trustee will make an election to treat all of the assets of the Trust as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes. The "startup day" of the REMIC for purposes of the REMIC Provisions is the Closing Date.

            NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, the Depositor, the Trustee and the Custodian agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

            Section 1.01 Standard Terms. The Depositor, the Trustee and the Custodian acknowledge that the Standard Terms prescribe certain obligations of each such entity, with respect to the Certificates. The Depositor, the Trustee and the Custodian agree to observe and perform such prescribed duties, responsibilities and obligations, pursuant to the terms and conditions thereof and of this Trust Agreement, and acknowledge that, except to the extent inconsistent with the provisions of this Trust Agreement, the Standard Terms are and shall be a part of this Trust Agreement to the same extent as if set forth herein in full.

            Pursuant to Section 2.02(f) of the Standard Terms, the Depositor acknowledges the appointment of the Custodian and agrees to deliver, or cause to be delivered, to the Custodian all Mortgage Loan documents that are to be included in the Trustee Mortgage Loan File for each Mortgage Loan. The Depositor and the Custodian acknowledge that, pursuant to the Custodial Agreement entered into between the Custodian and predecessors in interest of the Depositor, the Custodian previously acted as custodian for such predecessors in interest and that in connection with the formation of the Trust, the Depositor will assign each Custodial Agreement to the Trustee and cause a receipt to be issued in the name of the Trustee.

            Section 1.02 Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in Section 1.01 of the Standard Terms or in the Sale and Servicing Agreement. In the event of a conflict between the Standard Terms and the Sale and Servicing Agreement, the Sale and Servicing Agreement shall govern. In the event of a conflict between the Standard Terms and this Trust Agreement, the Trust Agreement shall govern. As used herein, the following terms shall have the respective meanings assigned thereto:

            "Accrued Certificate Interest": For each Class of Certificates and any Distribution Date, the sum of (i) previously accrued Certificate Interest for such Class that remained unpaid on the previous Distribution Date (on a cumulative basis) and (ii) accrued Certificate Interest for such Class for the related Interest Accrual Period. Accrued Certificate Interest may be reduced for certain interest shortfalls, as further set forth in Section 3.02.

            "Administrative Cost Rate": For each Mortgage Loan, the applicable Servicing Fee Rate plus the Trustee Fee Rate.

            "Affected Subordinate Certificate": As defined in Section 3.01(c) hereof.

            "Assignment Agreements": Each of (i) the Assignment, Assumption and Recognition Agreement, dated November 1, 2003, by and among GSMC, the Depositor and Wells Fargo, and (ii) the Assignment, Assumption and Recognition Agreement dated November 1, 2003, by and among the Trust, the Depositor and Wells Fargo.

            "Available Distribution Amount": For any Distribution Date, the sum of the following amounts:

            (1) the total amount of all cash received from or on behalf of the Borrowers or advanced by the applicable Servicer (or by the Trustee, pursuant to Section 3.05 of the Standard Terms, in the event the Servicer fails to make any such required advances) on the Mortgage Loans and not previously distributed (including Advances made by such Servicer (or by the Trustee in the event the Servicer fails to make any such required advances), Compensating Interest Payments made by such Servicer and proceeds of Mortgage Loans that are liquidated), except:

                  (a) all Scheduled Payments collected but due on a Due Date after that Distribution Date;

                  (b) all Curtailments received after the previous calendar
            month;

                  (c) all Payoffs received after the previous calendar month
            (together with any interest payment received with those Payoffs to the extent that it represents the payment of interest accrued on the Mortgage Loans for the period after the previous calendar month);

                  (d) Liquidation Proceeds and Insurance Proceeds received on the Mortgage Loans after the previous calendar month;

                  (e) all amounts in the REMIC I Distribution Account that are then due and payable to the Servicer under the Sale and Servicing Agreement;

                  (f) the Servicing Fee and the Trustee Fee for each Mortgage
            Loan with respect to that Distribution Date; and

            (2) the total amount of any cash received by the Trustee or the Servicer during the calendar month prior to that Distribution Date from the repurchase of any Mortgage Loans pursuant to any Assignment Agreement or the Sale and Servicing Agreement as a result of defective documentation or breach of representations and warranties.

            "Bankruptcy Coverage": For any Distribution Date, an amount equal to the greater of (i) (x) $102,626.48 or such lesser amount as may be determined by the Depositor from time to time upon written confirmation from each Rating Agency that the use of such lesser amount will not adversely affect the then current ratings assigned to any Class of Certificates by such Rating Agency, minus (y) the aggregate amount of Bankruptcy Losses allocated to the Certificates on or prior to such date and (ii) zero.

            "Book-Entry Certificates": The Senior Certificates and the Senior Subordinate Certificates.

            "Certificate Interest": For each Class of Certificates, on each Distribution Date, an amount equal to the product of (a) the Certificate Rate for such Class, (b) a fraction, the numerator of which is 30 and the denominator of which is 360, and (c) the applicable Certificate Balance.

            "Certificate Rate": With respect to each Class of Certificates on any Distribution Date, the percentage per annum rate or other entitlement to interest described in Section 2.03 hereof.

            "Class": Each Class of Certificates.

            "Class B Certificates": The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates.

            "Class Percentage": For each Distribution Date and for each Class of Certificates, the percentage obtained by dividing the Certificate Balance of such Class of Certificates immediately prior to such Distribution Date by the then aggregate Certificate Balance of all of the Certificates.

            "Class R Certificates": The Class of Certificates issued hereunder and so designated, which represents the "residual interest" (as defined in Code
Section 860(a)(2)) in the REMIC.

            "Closing Date": November 28, 2003.

            "Curtailments": Voluntary partial prepayments on a Mortgage Loan (i.e., not including Payoffs, Liquidation Proceeds, Insurance Proceeds, or Condemnation Proceeds).

            "Custodial Agreement": the Custodial Agreement dated as of September 1, 2003, by and among GSMC, Wells Fargo and the Custodian.

            "Custodian": JPMorgan Chase, in its capacity as custodian under the Custodial Agreement, and any successor Custodian thereunder.

            "Cut-Off Date": November 1, 2003.

            "Delinquency/Loss Test": The test as to whether the following two conditions are satisfied on any Distribution Date: (A) the outstanding principal balance of all Mortgage Loans delinquent 60 days or more (including Mortgage Loans in bankruptcy or foreclosure and REO Property) averaged over the immediately preceding three-month period is less than or equal to 50% of the aggregate outstanding Certificate Balance of the Subordinate Certificates as of such Distribution Date; and (B) cumulative Realized Losses as of each Distribution Date prior to or occurring in December 2008, or occurring in December 2009, December 2010, December 2011 and December 2012 (and each December thereafter) do not exceed 30%, 35%, 40%, 45% and 50%, respectively, of the aggregate initial Certificate Balance of the Subordinate Certificates.

            "Distribution Date": The 25th day of each month, or if such day is not a Business Day, the next Business Day following such day. The initial Distribution Date shall be December 26, 2003.

            "Due Date": For any Mortgage Loan, the first day in each calendar month.

            "Due Period": With respect to each Distribution Date, the period beginning on the second day of the month preceding the month of such Distribution Date and ending on, and including, the first day of the month of such Distribution Date.

            "Excess Bankruptcy Losses": For any Distribution Date, the amount of Bankruptcy Losses for such Distribution Date in excess of the Bankruptcy Coverage for such Distribution Date.

            "Excess Fraud Losses": For any Distribution Date, the amount of Fraud Losses for such Distribution Date in excess of the Fraud Coverage for such Distribution Date.

            "Excess Special Hazard Losses": For any Distribution Date, the amount of Special Hazard Losses for such Distribution Date in excess of the Special Hazard Coverage for such Distribution Date.

            "Excess Special Losses": Collectively, Excess Fraud Losses, Excess Bankruptcy Losses and Excess Special Hazard Losses.

            "Fraud Coverage": For any Distribution Date, an amount equal to (i) the following percentage of the aggregate Scheduled Principal Balance of all Mortgage Loans as of the Due Date in the preceding calendar month (or, in the case of the first Distribution Date, as of the Cut-Off Date): (A) for the period from and including the Cut-Off Date to but excluding the date of the first anniversary of the Cut-Off Date, 3.00%, (B) for the period from and including the date of the first anniversary of the Cut-Off Date to but excluding the second anniversary of the Closing Date, 2.00% and (C) for the period from and including the date of the second anniversary of the Cut-Off Date to but excluding the date of the fifth anniversary of the Cut-Off Date, 1.00%, minus
(ii) the aggregate amount of Fraud Losses allocated to the Certificates on or prior to such Distribution Date. On the date of the fifth anniversary of the Cut-Off Date, and for each Distribution Date thereafter, the Fraud Coverage shall be zero. In no event may the Fraud Coverage be less than zero.

            "GSMC": Goldman Sachs Mortgage Company, a New York limited partnership, and its successors in interest.

            "Interest Accrual Period": For any Distribution Date, the immediately preceding calendar month.

            "JPMorgan Chase": JPMorgan Chase Bank, a New York banking corporation, and its successors in interest.

            "Junior Subordinate Certificates": The Class B4, Class B5 and Class B6 Certificates.

            "Liquidated Mortgage Loan": A Mortgage Loan for which the applicable Servicer has determined that it has received all amounts that it expects to recover from or on account of the Mortgage Loan, whether from Insurance Proceeds, Liquidation Proceeds, the liquidation of any assets pledged for the further security of such Mortgage Loan in addition to the Mortgaged Property or otherwise.

            "Liquidation Principal": For any Distribution Date, the principal portion of Liquidation Proceeds received with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date.

            "Moody's": Moody's Investors Service, Inc., and its successors in interest.

            "Mortgage Loans": The mortgage loans listed on Schedule I hereto.

            "Net Rate": With respect to each Mortgage Loan, the interest rate of such Mortgage Loan less the Administrative Cost Rate applicable to such Mortgage Loan. For purposes of calculating the Certificate Rates of the Interests and Certificates, the Net Rate of a Mortgage Loan will be calculated without regard to any modification, waiver or amendment of the interest rate of the Mortgage Loan, whether agreed to by any Servicer or resulting from a bankruptcy, insolvency or similar proceeding involving the related Borrower.

            "Net WAC Rate": With respect to any Distribution Date, the per annum rate equal to a fraction (i) the numerator of which is the sum, for each Mortgage Loan, of the product of (x) the Net Rate in effect for such Mortgage Loan as of the beginning of the related Due Period and (y) the Scheduled Principal Balance of such Mortgage Loan as of the beginning of the related Due Period, and (ii) the denominator of which is the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of the related Due Period.

            "Payoffs": Voluntary prepayments in full on a Mortgage Loan.

            "Prepayment Period": As to each Distribution Date, the preceding calendar month.

             "Principal Payment Amount": For any Distribution Date, the sum, for all Mortgage Loans, of the portion of Scheduled Payments due on the Due Date immediately before the Distribution Date that are allocable to principal on the Mortgage Loans.

            "Principal Prepayment Amount": For any Distribution Date, the sum, for all of the Mortgage Loans, of all Payoffs and Curtailments that were received during the related Prepayment Period.

            "Rating Agency": With respect to the Class 1A1 Certificates, each of S&P and Moody's, and with respect to the Class 1A2, Class B1, Class B2, Class B3, Class B4, Class B5, and Class R Certificates, S&P.

            "Record Date": For any Distribution Date and any Class of Certificates, the last Business Day of the preceding calendar month.

            "Regular Certificates": The Senior Certificates and the Subordinate Certificates.

            "REMIC": The real estate mortgage investment conduit created in the Trust, the assets of which consist of the Mortgage Loans and certain other assets and the REMIC I Distribution Account.

            "Remittance Date": The 18th day of each month, or if such day is not a Business Day, on the Business Day immediately preceding such date.

            "S&P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors in interest.

            "Sale and Servicing Agreement": The Seller's Warranties and Servicing Agreement, dated as of September 1, 2003 by and between GSMC and Wells Fargo.

            "Scheduled Payment": For each Mortgage Loan, payments of interest and principal scheduled to be paid on each Due Date in accordance with the terms of related Mortgage Note.

            "Seller": Wells Fargo.

            "Senior Certificates": Collectively, the Class 1A1 and the Class 1A2 Certificates.

            "Senior Liquidation Amount": For any Distribution Date, will equal the aggregate, for each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, of the lesser of (i) the Senior Percentage of the Scheduled Principal Balance of that Mortgage Loan and (ii) the Senior Prepayment Percentage of the Liquidation Principal derived from such Mortgage Loan.

            "Senior Percentage": For any Distribution Date, will equal the lesser of (a) 100% and (b) the sum of the Certificate Balances (immediately before the Distribution Date) of the Senior Certificates, divided by the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of the Due Period related to such Distribution Date.

            "Senior Prepayment Amount": For any Distribution Date, the product of (i) the Senior Prepayment Percentage and (ii) the Principal Prepayment Amount received during the related Prepayment Period.

            "Senior Prepayment Percentage": For each Distribution Date, the Senior Percentage for such Distribution Date, plus the percentage of the Subordinate Percentage identified below for the period during which such Distribution Date occurs:

                                                               Percent of
                   Distribution Date                     Subordinate Percentage
-------------------------------------------------------- ----------------------

December 2003 through November 2008.....................         100%
December 2008 through November 2009.....................          70%
December 2009 through November 2010.....................          60%
December 2010 through November 2011.....................          40%
December 2011 through November 2012.....................          20%
December 2012 and thereafter............................           0%

provided, however, that, on any Distribution Date, (i) if the Senior Percentage for such Distribution Date exceeds the initial Senior Percentage as of the Closing Date, then the Senior Prepayment Percentage for that Distribution Date will equal 100%; (ii) if before the Distribution Date in December 2006, (x) the Subordinate Percentage for such Distribution Date is greater than or equal to twice the Subordinate Percentage as of the Closing Date and (y) the aggregate amount of Realized Losses realized on the Mortgage Loans are less than or equal to 20% of the initial aggregate Certificate Balance of the Subordinate Certificates, then the Senior Prepayment Percentage for such Distribution Date will equal the Senior Percentage plus 50% of the Subordinate Percentage for that Distribution Date; and (iii) if on or after the Distribution Date in December 2006, (x) the Subordinate Percentage for such Distribution Date is greater than or equal to twice the Subordinate Percentage as of the Closing Date and (y) the aggregate amount of Realized Losses realized on the Mortgage Loans are less than or equal to 30% of the initial aggregate Certificate Balance of the Subordinate Certificates, then the Senior Prepayment Percentage for such Distribution Date will equal the Senior Percentage for such Distribution Date; provided, further, that if the Delinquency/Loss Test is not satisfied as of such Distribution Date, the Subordinate Percentage used to calculate the Senior Prepayment Percentage for the related Distribution Date shall equal 100%. If on any Distribution Date the allocation to the Senior Certificates in the percentage required would reduce the sum of the Certificate Balances of the Senior Certificates below zero, the Senior Prepayment Percentage for such Distribution Date shall be limited to the percentage necessary to reduce such sum to zero.

            "Senior Principal Distribution Amount": For each Distribution Date, the sum of: (i) the Senior Percentage of the Principal Payment Amount, (ii) the Senior Prepayment Percentage of the Principal Prepayment Amount, and (iii) the Senior Liquidation Amount.

            "Servicer": Wells Fargo or its successors or assigns under the Sale and Servicing Agreement.

            "Servicing Fee": With respect to each Distribution Date and each Mortgage Loan, the aggregate amount payable to the Servicer with respect to such Mortgage Loan, which amount payable is equal to one-twelfth of the applicable Servicing Fee Rate multiplied by the Scheduled Principal Balance of such Mortgage Loan as of the beginning of the Due Period related to such Distribution Date.

            "Servicing Fee Rate": For each Mortgage Loan, 0.375% per annum.

            "Special Hazard Coverage": For each Distribution Date, an amount equal to the greater of (i) the greatest of (A) the aggregate Scheduled Principal Balance of Mortgage Loans related to Mortgaged Properties located in the single California zip code area with the largest aggregate Scheduled Principal Balance of related Mortgage Loans, (B) 1.00% of the aggregate Scheduled Principal Balance of Mortgage Loans and (C) twice the Scheduled Principal Balance of the largest single Mortgage Loan, in each case calculated as of the Due Date in the immediately preceding month (or, in the case of the first Distribution Date, as of the Cut-Off Date); and (ii) $7,659,210.28, minus
(iii) the aggregate amount of Special Hazard Losses allocated to the Certificates on or prior to such Distribution Date; provided, however, that, in no event may the Special Hazard Coverage be less than zero.

            "Special Hazard Loss": Any loss on a Mortgage Loan resulting from
(i) damage to the related Mortgaged Property caused by certain hazards (including earthquakes and, to a limited extent, tidal waves and related water damage) not insured against under the standard form of hazard insurance policy for the state in which the related Mortgaged Property is located or under a flood insurance policy if the Mortgaged Property is located in a federally designated flood area, or (ii) the application of the coinsurance clause contained in such hazard insurance policy; provided, however, that Special Hazard Losses shall not include losses caused by war, civil insurrection, action taken by governmental authority in hindering, combating or defending against an actual, impending or expected attack, errors in design, faulty workmanship or materials (unless the collapse of the property or a part thereof ensues, and then only the ensuing loss shall be considered a Special Hazard Loss), nuclear reaction, flood (if the Mortgaged Property is located in a federally designated flood area) and chemical contamination.

            "Subordinate Certificates": The Class B Certificates.

            "Subordinate Percentage": For any Distribution Date, (x) 100%, minus
(y) the Senior Percentage.

            "Subordinate Principal Distribution Amount": For any Distribution Date, (x) the sum of the Principal Payment Amount, the Principal Prepayment Amount and the Liquidation Principal, minus (y) the Senior Principal Distribution Amount.

            "Subordination Levels": With respect to any Class of Subordinate Certificates on any specified date, the percentage obtained by dividing the sum of the Certificate Balances of all Classes of Subordinate Certificates that are subordinate to that Class by the sum of the Certificate Balances of all Classes of Certificates as of such date, before giving effect to distributions and allocations of Realized Losses to the Certificates on such date.

            "Trust Agreement": This Trust Agreement, dated as of November 1, 2003, which incorporates by reference the Standard Terms. Any references in any documents required hereunder, including references in documents within the Trustee Mortgage Loan File, to a Trust Agreement dated as of November 1, 2003, shall be deemed to refer to this Trust Agreement.

            "Trust Estate": As defined in Section 2.01 hereof.

            "Trustee": JPMorgan Chase, not in its individual capacity but solely as Trustee under this Trust Agreement, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

            "Trustee Fee Rate": 0.0025% per annum.

            "Wells Fargo": Wells Fargo Home Mortgage, Inc., a California corporation, and its successors in interest.

                                   ARTICLE II

                FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

            Section 2.01 Conveyance to the Trustee. To provide for the distribution of the principal of and interest on the Certificates in accordance with their terms, all of the sums distributable under this Trust Agreement with respect to the Certificates and the performance of the covenants contained in this Trust Agreement, the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust, without recourse and for the exclusive benefit of the Holders of the Certificates, all of the Depositor's right, title and interest in and to any and all benefits accruing to the Depositor from: (a) the Mortgage Loans listed on each of Schedule I hereto, the related Trustee Mortgage Loan Files, and all Scheduled Payments due thereon after the Cut-Off Date and all principal prepayments collected with respect to the Mortgage Loans and paid by a Borrower on or after the Cut-Off Date, and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) the Sale and Servicing Agreement; provided that the Depositor hereby reserves its right to indemnification under the Sale and Servicing Agreement; (c) the Custodial Agreement; (d) the Assignment Agreements; (e) the REMIC I Distribution Account, the Certificate Account, and the Collection Accounts and (f) proceeds of all of the foregoing (including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection Account, the REMIC I Distribution Account and the Certificate Account, whether in the form of cash, instruments, securities or other property, all proceeds of any mortgage insurance, mortgage guarantees, hazard insurance, or title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, which at any time constitute all or part or are included in the proceeds of any of the foregoing) to pay the Certificates as specified herein (items (a) through
(f) above shall be collectively referred to herein as the "Trust Estate").

            The foregoing sale, transfer, assignment, set-over and conveyance does not and is not intended to result in the creation of an assumption by the Trustee of any obligation of the Depositor, the Seller or any other person in connection with the Mortgage Loans, the Sale and Servicing Agreement, the Assignment Agreements or under any agreement or instrument relating thereto except as specifically set forth herein.

            Section 2.02 Acceptance by the Trustee. By its execution of this Trust Agreement, the Trustee acknowledges and declares that it holds and will hold or has agreed to hold (in each case through the applicable Custodian) all documents delivered to any such person from time to time with respect to the Mortgage Loans and all assets included in the definition of "Trust Estate" herein in trust for the exclusive use and benefit of all present and future Holders of the Certificates. The Trustee has not created and will not create, and no officer of the Trustee has any actual knowledge or has received actual notice of, any interest in the Trust Estate contrary to the interests created by the Trust Agreement. The Trustee has not entered, nor intends to enter, into any subordination agreement or intercreditor agreement with respect to any assets included in the Trust Estate.

            Section 2.03 REMIC Election and REMIC Designation.

            (a) REMIC Election. An election shall be made by the Trustee to treat the assets of the Trust Estate as a REMIC for federal income tax purposes. The Senior Certificates and the Subordinate Certificates will constitute the regular interests in the REMIC, and the Class R Certificates will constitute the residual interest in the REMIC. The Trust Estate shall have no more than one REMIC, and all references in the Standard Terms to REMIC I and REMIC II shall be deemed, in the aggregate, for purposes of this Trust Agreement, to refer to the REMIC referred to herein.

            (b) REMIC Designation. The REMIC shall issue each of the following Classes of Certificates, each of which shall have the following Certificate Rates and initial Certificate Balances:

                                  Initial
                Class of        Certificate      Certificate
              Certificates        Balance           Rate
            ---------------- ----------------- ---------------
            Class 1A1        $726,024,000            (1)
            Class 1A2         $19,086,000            (1)
            Class B1          $10,688,000            (1)
            Class B2           $2,672,000            (1)
            Class B3           $2,290,000            (1)
            Class B4             $763,000            (1)
            Class B5             $763,000            (1)
            Class B6           $1,146,504            (1)
            Class R                  $100            (1)

------------
(1) For each Distribution Date, the Certificate Rate for these Classes will equal the Net WAC Rate for such Distribution Date.

            (c) REMIC Final Scheduled Distribution. The final scheduled distribution date for each Class of Certificates is the October 2033 Distribution Date.

                                  ARTICLE III

                         REMITTING TO CERTIFICATEHOLDERS

            Section 3.01 Distributions to Certificateholders.

            (a) Distributions. In accordance with Section 3.01(d) of the Standard Terms and subject to the exceptions set forth below, on each Distribution Date, the Trustee shall withdraw the aggregate Available Distribution Amount (less any amounts withdrawn pursuant to Section 3.01(b)(i) and (ii) of the Standard Terms) and shall distribute it in the following manner and order of priority:

            (i) first, pro rata (based on their respective Accrued Certificate Interest), to the Class 1A1, Class 1A2 and Class R Certificates, Accrued Certificate Interest on such classes;

            (ii) second, to the Class R Certificates, as principal, the Senior Principal Distribution Amount until the Certificate Balance thereof has been reduced to zero; and

            (iii) third, pro rata (based on their respective Certificate Balances) to Class 1A1 and Class 1A2 Certificates, as principal, the remaining Senior Principal Distribution Amount, until the Certificate Balance thereof has been reduced to zero; provided, however, that on and after the Distribution Date on which Certificate Balances of the Subordinate Certificates have been reduced to zero, the Senior Principal Distribution Amount will be allocated first to the Class 1A1 Certificates until the Certificate Balance thereof has been reduced to zero, and then to the Class 1A2 Certificates, until the Certificate Balance thereof has been reduced to zero;

            (b) subject to the exceptions described below, unless the Certificate Balances of the applicable Class of Subordinate Certificates has been previously reduced to zero, the portion of the Available Distribution Amount remaining after making the distributions described above in paragraph (a) will be distributed in the following order of priority:

            (i) to the Class B1 Certificates, Accrued Certificate Interest on such Class;

            (ii) to the Class B1 Certificates, as principal, their pro rata share (based on the Certificate Balance thereof) of the Subordinate Principal Distribution Amount until the Certificate Balance thereof has been reduced to zero;

            (iii) to the Class B2 Certificates, Accrued Certificate Interest on such Class;

            (iv) to the Class B2 Certificates, as principal, their pro rata share (based on the Certificate Balance thereof) of the Subordinate Principal Distribution Amount until the Certificate Balance thereof has been reduced to zero;

            (v) to the Class B3 Certificates, Accrued Certificate Interest on such Class;

            (vi) to the Class B3 Certificates, as principal, their pro rata share (based on the Certificate Balance thereof) of the Subordinate Principal Distribution Amount until the Certificate Balance thereof has been reduced to zero;

            (vii) to the Class B4 Certificates, Accrued Certificate Interest on such Class;

            (viii) to the Class B4 Certificates, as principal, their pro rata share (based on the Certificate Balance thereof) of the Subordinate Principal Distribution Amount until the Certificate Balance thereof has been reduced to zero;

            (ix) to the Class B5 Certificates, Accrued Certificate Interest on such Class;

            (x) to the Class B5 Certificates, as principal, their pro rata share (based on the Certificate Balance thereof) of the Subordinate Principal Distribution Amount until the Certificate Balance thereof has been reduced to zero;

            (xi) to the Class B6 Certificates, Accrued Certificate Interest on such Class;

            (xii) to the Class B6 Certificates, as principal, their pro rata share (based on the Certificate Balance thereof) of the Subordinate Principal Distribution Amount until the Certificate Balance thereof has been reduced to zero;

            (xiii) to each Class of Certificates in order of seniority, up to the amount of unreimbursed Realized Losses previously allocated to that Class, if any (unless the allocation of Realized Losses has reduced any Class of Certificates to zero on a previous Distribution Date, in which case no amounts will be reimbursed to that Class); provided, however, that any amounts distributed pursuant to this paragraph (b)(xiii) will not cause a further reduction in the Certificate Balance of any Class of Certificates; and

            (xiv) at such time as all other Classes of Certificates have been paid in full and all Realized Losses previously allocated have been reimbursed in full (unless the allocation of Realized Losses has reduced any Class of Certificates to zero on a previous Distribution Date, in which case no amounts will be reimbursed to that Class), all remaining amounts to the Residual Certificates.

            (c) Notwithstanding subsection (b) above, if the Subordination Level for any Class of Subordinate Certificates on any Distribution Date is less than the Subordination Level on the Closing Date for such Class of Certificates (such Class, the "Affected Subordinate Certificates"), the aggregate portion of the Principal Prepayment Amount otherwise payable on such Distribution Date to Classes of Subordinate Certificates will be allocated as follows:

            (i) pro rata (based on their respective Certificate Balances) to each Class of Subordinate Certificates whose Subordination Level equals or exceeds its initial Subordination Level and the class of Affected Subordinate Certificates having the lowest numerical designation, or

            (ii) if no class of Subordinate Certificates has a Subordination Level equal to or in excess of its initial Subordination Level, to the Class of Affected Subordinate Certificates having the lowest numerical designation up to an amount sufficient to restore its Subordination Level to its initial Subordination Level, and then to the Class of Affected Subordinate Certificates having the next lowest numerical designation, in the same manner.

            (d) All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the outstanding principal balance of each such Certificate. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Regular Certificates, by wire transfer of immediately available funds to the account of a Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and such Holder is the registered owner of Regular Certificates with an initial principal amount of at least $1,000,000 (or, with respect to the Junior Subordinate Certificates, at least $500,000). The Trustee may charge the Holder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

            (e) Any amounts remaining in the Certificate Account on any Distribution Date after all allocations and distributions required to be made by this Trust Agreement have been made shall be paid to the Holders of the Class R Certificates.

            Section 3.02 Allocation of Realized Losses and Shortfalls.

            (a) Realized Losses.

            (i) On each Distribution Date, Realized Losses (other than Excess Special Losses) realized during the prior calendar month will be allocated to reduce the Certificate Balances of the Subordinate Certificates in reverse numerical order, in each case until the Certificate Balance of each such Class has been reduced to zero. If the Certificate Balances of all of the Subordinate Certificates have been reduced to zero, further Realized Losses (other than Excess Special Losses) on the Mortgage Loans shall be allocated to the Class 1A2 Certificates to reduce the Certificate Balance of such Class until such Certificate Balance has been reduced to zero, and thereafter to the Class 1A1 Certificates to reduce the Certificate Balance of such Class until such Certificate Balance has been reduced to zero.

            (ii) On any Distribution Date, any Excess Special Losses that are realized during the prior calendar month will be allocated pro rata, based on their respective Certificate Balances, to all Classes of Certificates.

            (iii) Whenever Realized Losses or Excess Special Losses are required to be allocated to a Class of Certificates, the Realized Loss or Excess Special Loss shall be allocated to Certificates of such Class based on their respective outstanding principal amounts.

            (b) Interest Shortfall. Notwithstanding anything in the Standard Terms or this Trust Agreement to the contrary, on each Distribution Date, before any distributions are made on the Certificates, Shortfall with respect to any Mortgage Loan shall be allocated to reduce the Accrued Certificate Interest on each Class of Certificates pro rata, based on the amount of Interest otherwise owing to each such Class pursuant to clause (i) of the definition of Accrued Certificate Interest.

            (c) Modification Losses. Notwithstanding anything in the Standard Terms or this Trust Agreement to the contrary, in the event that the Note Rate on a Mortgage Loan is reduced as a result of a modification, waiver or amendment of the terms of such Mortgage Loan, whether agreed to by any Servicer or resulting from a bankruptcy, insolvency or similar proceeding involving the related Borrower, such modification, waiver or amendment shall be disregarded for purposes of calculating the Certificate Rate on any Class of Certificates. Any shortfall resulting from any such modification, waiver or amendment, however, shall be allocated first, in reverse order of numerical designation, to the Subordinate Certificates in reduction of the Accrued Certificate Interest on such Class or Classes of Subordinate Certificates, second, in reverse order of numerical designation, to the Subordinate Certificates in reduction of the Certificate Balance of each such Class or Classes of the Subordinate Certificates, third, to the Class 1A2 Certificates in reduction of the Accrued Certificate Interest on such Class, and fourth, to the Class 1A2 Certificates in reduction of the Certificate Balance thereof. Any such remaining shortfalls will be borne by the Class 1A1 Certificates in reduction of the Accrued Certificate Interest on such Class, and then in reduction of the Certificate Balance thereof.

                                   ARTICLE IV

                                 THE SECURITIES

            Section 4.01 The Certificates. The Certificates will be designated generally as the Mortgage Pass-Through Certificates, Series 2003-13. The aggregate principal amount of Certificates that may be executed and delivered under this Trust Agreement is limited to $763,432,604, except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Section 5.04 or 5.06 of the Standard Terms. On the Closing Date, the Trustee shall execute, and the Certificate Registrar shall authenticate and deliver Mortgage Pass-Through Certificates in the names and amounts and to the Persons as directed by the Depositor. The table in Section 2.03(b) sets forth the Classes of Certificates and the initial Certificate Balance for each Class of the Certificates.

            Section 4.02 Denominations. Each of the Senior Certificates and the Senior Subordinate Certificates shall be issued in fully-registered, book-entry form and shall be Book-Entry Certificates. The Senior Certificates shall be issued in minimum denominations of $25,000 initial certificate principal balance each and multiples of $1 in excess thereof. The Subordinate Certificates will be issued in minimum denominations of $250,000 initial certificate principal balance each and multiples of $1 in excess thereof. In addition, one certificate of each Class (other than the Class R Certificates) may be issued evidencing the sum of an authorized denomination thereof and the remainder of the aggregate initial Certificate Balance of such Class. The Class R Certificates will be issued in percentage interests of 99.99% and 0.01%. Each of the Class R Certificates and the Junior Subordinate Certificates shall be issued in fully-registered, certificated form.

            Section 4.03 Redemption of Certificates. Notwithstanding anything to the contrary in Section 9.02 of the Standard Terms, the obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Account, the Certificate Account and the REMIC I Distribution Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all of the assets of the Trust by Wells Fargo upon the date on which the aggregate Scheduled Principal Balance of the Mortgage Loans is equal to or less than 10% of the aggregate Scheduled Principal Balance of such Mortgage Loans as of the Cut-Off Date (and if not exercised by Wells Fargo within a period of five Business Days from the first date on which such condition is satisfied, by the Depositor). Written notice of termination shall be given to each Certificateholder, and the final distribution shall be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination. Any repurchase of the assets of the Trust pursuant to this Section 4.03 shall be made at a price equal to the Termination Price.

            Section 4.04 Securities Laws Restrictions. Each of the Class B4, Class B5 and Class B6 Certificates is a Class of Junior Subordinate Certificates subject to the restrictions on transfer contained in Section 5.05(a) of the Standard Terms. The Class R Certificates are Residual Certificates subject to
Section 5.05(c) of the Standard Terms.

                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

            Section 5.01 Request for Opinions. (a) The Depositor hereby requests and authorizes Cadwalader, Wickersham & Taft LLP, as its special counsel in this transaction, to issue on behalf of the Depositor such legal opinions to the Trustee and each Rating Agency as may be (i) required by any and all documents, certificates or agreements executed in connection with the Trust, or (ii) requested by the Trustee, and Rating Agency or their respective counsels.

            (b) The Trustee hereby requests and authorizes its counsel to issue on its behalf such legal opinions to the Depositor, GSMC and Goldman, Sachs & Co. as may be required by any and all documents, certificates or agreements executed in connection with the establishment of the Trust and the issuance of the Certificates.

            Section 5.02 Schedules and Exhibits. Each of the Schedules and Exhibits attached hereto or referenced herein are incorporated herein by reference as contemplated hereby and by the Standard Terms. Each Class of Certificates shall be in substantially the form attached hereto, as set forth in the Exhibit index.

            Section 5.03 Governing Law. THIS TRUST AGREEMENT SHALL BE GOVERNED BY, AND ITS PROVISIONS CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            Section 5.04 Counterparts. This Trust Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original but all of such counterparts shall together constitute but one and the same instrument.

            Section 5.05 Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of the Depositor, 85 Broad Street, New York, New York 10004,
Attention: President (telecopy number (212) 902-3000 and email addresses: tim.saunders@gs.com and lisa.farkovits@gs.com) or such other address, telecopy number or email address as may hereafter be furnished to each party to the Trust Agreement in writing by the Depositor, and (b) in the case of the Trustee, 4 New York Plaza, 6th Floor, New York, New York 10004, Attention: Global Debt Services or such other address or telecopy number as may hereafter be furnished to each party to the Trust Agreement in writing by the Trustee. The addresses of the rating agencies required to be stated herein pursuant to Section 11.08(c) of the Standard Terms is Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, and Standard & Poor's Ratings Services, 55 Water Street, 40th Floor, New York, New York 10041.

                            [Signature page follows]

            IN WITNESS WHEREOF, the Depositor, the Trustee and Custodian have caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of the day and year first above written.

                                 GS MORTGAGE SECURITIES CORP.,
                                      as Depositor



                                 By:   /s/ Howard Altarescu
                                    --------------------------------------------
                                    Name:  Howard Altarescu
                                    Title: Vice President



                                 JPMORGAN CHASE BANK
                                      not in its individual capacity, but solely in its capacity as Trustee and Custodian



                                 By:   /s/ Thomas Venusti
                                    --------------------------------------------
                                    Name:  Thomas Venusti
                                    Title: Assistant Vice President

STATE OF NEW YORK       )
                        )  ss.:
COUNTY OF NEW YORK      )


            The foregoing instrument was acknowledged before me in the County of New York, this 24th day of November 2003, by Howard Altarescu, a Vice President for GS Mortgage Securities Corp., a Delaware corporation, on behalf of the corporation.



                                               /s/ Onyx S. Wellington
                                    --------------------------------------------
                                                    Notary Public

Onyx S. Wellington
Notary Public, State of New York
NO. 01WE5041624, Qualified in Bronx County
Certificate filed in New York County
Commission Expires April 10, 2007

STATE OF NEW YORK       )
                        )  ss.:
COUNTY OF NEW YORK      )


            The foregoing instrument was acknowledged before me in the County of New York, this 24th day of November 2003, by Thomas Venusti, a AVP of JPMorgan Chase Bank, on behalf of the company.



                                              /s/ Margaret M. Price
                                    --------------------------------------------
                                                    Notary Public

Margaret M. Price
NO. 24-4980599
Qualified in Kings County
Commission Expires April 22, 2007

                                   SCHEDULE I

                                 MORTGAGE LOANS

                                   EXHIBIT 1A1

                          FORM OF CLASS 1A1 CERTIFICATE

                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-13
                              CLASS 1A1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 1A1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 1A1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-13
                              CLASS 1A1 CERTIFICATE

INITIAL CERTIFICATE RATE                 APPROXIMATE AGGREGATE INITIAL
PER ANNUM:  4.531%(1)                      CERTIFICATE PRINCIPAL BALANCE OF THE
                                         CLASS 1A1 CERTIFICATES AS OF THE
                                         CLOSING DATE:  $726,024,000

PERCENTAGE INTEREST:  ___%

MINIMUM DENOMINATION:                    $25,000 AND $1 IN EXCESS OF $25,000

DATE OF THE TRUST                        APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                               PRINCIPAL BALANCE AS OF THE CUT-OFF
NOVEMBER 1, 2003                         DATE OF THE MORTGAGE LOANS HELD BY THE
                                         TRUST:  $763,432,605

CLOSING DATE:                            SERVICER:
NOVEMBER 28, 2003                        WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
DECEMBER 26, 2003

FINAL SCHEDULED                          TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:                       CUSTODIAN:  JPMORGAN CHASE BANK
OCTOBER 25, 2033

NO. _                                    CUSIP NUMBER: 36228F YY 6
                                         ISIN NUMBER:  US36228FYY68


-----------------
(1) For each Distribution Date, the Certificate Rate for the Class 1A1 Certificates will equal the Net WAC Rate for such Distribution Date.

                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-13
                              CLASS 1A1 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1A1 Certificates (the "Class 1A1 Certificates") issued by the trust (the "Trust") created pursuant to a Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as trustee and custodian (in such capacities, respectively, the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Seller's Warranties and Servicing Agreement, dated as of September 1, 2003 (the "Sale and Servicing Agreement"), by and between GSMC, as purchaser, and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, to which Sale and Servicing Agreement the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

            Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). Distributions of principal and interest on this Certificate will generally be made from collections on Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreement. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-13 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class 1A1 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

            Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

            All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Trustee may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

            The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

            Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

            THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

            The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

            Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                      JPMORGAN CHASE BANK,
                                         as Trustee



                                      By:
                                         --------------------------------------
                                         AUTHORIZED OFFICER

                          CERTIFICATE OF AUTHENTICATION

            THIS IS ONE OF THE CLASS 1A1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                         JPMORGAN CHASE BANK,
                                            as Certificate Registrar



                                         By:
                                            -----------------------------------
                                            AUTHORIZED OFFICER

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common             UNIF GIFT MIN ACT--____Custodian______
TEN ENT--as tenants by the                                  (Cust)       (Minor)
   entireties

JT TEN--as joint tenants with rights of   Under Uniform Gifts to Minors
survivorship and not as Tenants in         Act______________
Common                                           (State)



                    Additional abbreviations may also be used
                          though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

-------------------------------------------------------------------------------

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ----------------------------------------------------------------------

-------------------------------------------------------------------------------

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint

--------------- (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated: ------------------------------      ------------------------------------
                                           NOTICE: The signature to this
                                           assignment must correspond with the
                                           name as written upon the face of this
                                           certificate in every particular
                                           without alteration or enlargement or
                                           any change whatever.

-------------------------------------
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a member
firm of the New York Stock Exchange
or another national certificates
exchange. Notarized or witnessed
signatures are not acceptable.

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution: Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent

                                   EXHIBIT 1A2

                          FORM OF CLASS 1A2 CERTIFICATE

                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-13
                              CLASS 1A2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 1A2 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 1A2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 1A2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-13
                              CLASS 1A2 CERTIFICATE

INITIAL CERTIFICATE RATE                 APPROXIMATE AGGREGATE INITIAL
PER ANNUM:  4.531%(2)                    CERTIFICATE PRINCIPAL BALANCE OF THE
                                         CLASS 1A2 CERTIFICATES AS OF THE
                                         CLOSING DATE:  $19,086,000

PERCENTAGE INTEREST:  ___%

MINIMUM DENOMINATION:                    $25,000 AND $1 IN EXCESS OF $25,000

DATE OF THE TRUST                        APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                               PRINCIPAL BALANCE AS OF THE CUT-OFF
NOVEMBER 1, 2003                         DATE OF THE MORTGAGE LOANS HELD BY THE
                                         TRUST: $763,432,605

CLOSING DATE:                            SERVICER:
NOVEMBER 28, 2003                        WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
DECEMBER 26, 2003

FINAL SCHEDULED                          TRUSTEE: JPMORGAN CHASE BANK
DISTRIBUTION DATE:                       CUSTODIAN: JPMORGAN CHASE BANK
OCTOBER 25, 2033

NO. _                                    CUSIP NUMBER: 36228F YZ 3
                                         ISIN NUMBER:  US36228FYZ34


-----------------
(2) For each Distribution Date, the Certificate Rate for the Class 1A2 Certificates will equal the Net WAC Rate for such Distribution Date.

                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-13
                              CLASS 1A2 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1A2 Certificates (the "Class 1A2 Certificates") issued by the trust (the "Trust") created pursuant to a Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as trustee and custodian (in such capacities, respectively, the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Seller's Warranties and Servicing Agreement, dated as of September 1, 2003 (the "Sale and Servicing Agreement"), by and between GSMC, as purchaser, and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, to which Sale and Servicing Agreement the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

            Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). Distributions of principal and interest on this Certificate will generally be made from collections on the Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreement. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-13 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class 1A2 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

            Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. The Class 1A2 Certificates will be subordinated to the Class 1A1 Certificates. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

            All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Trustee may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

            The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

            Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

            THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

            The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

            Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                      JPMORGAN CHASE BANK,
                                         as Trustee



                                      By:
                                         --------------------------------------
                                         AUTHORIZED OFFICER


                          CERTIFICATE OF AUTHENTICATION

            THIS IS ONE OF THE CLASS 1A2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                         JPMORGAN CHASE BANK,
                                            as Certificate Registrar



                                         By:
                                            -----------------------------------
                                            AUTHORIZED OFFICER

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common             UNIF GIFT MIN ACT--____Custodian______
TEN ENT--as tenants by the                                  (Cust)       (Minor)
   entireties

JT TEN--as joint tenants with rights of   Under Uniform Gifts to Minors
survivorship and not as Tenants in       Act______________
Common                                         (State)


                    Additional abbreviations may also be used
                         though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE -----------------------------------------------------------------------

--------------------------------------------------------------------------------

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint

------------------- (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:-------------------------------      -------------------------------------
                                           NOTICE: The signature to this
                                           assignment must correspond with the
                                           name as written upon the face of this
                                           certificate in every particular
                                           without alteration or enlargement or
                                           any change whatever.

-------------------------------------
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a member
firm of the New York Stock Exchange
or another national certificates
exchange. Notarized or witnessed
signatures are not acceptable.

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT B1

                          FORM OF CLASS B1 CERTIFICATE

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-13
                              CLASS B1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS B1 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-13
                              CLASS B1 CERTIFICATE

INITIAL CERTIFICATE RATE              APPROXIMATE INITIAL CERTIFICATE
PER ANNUM:  4.531%(3)                 PRINCIPAL BALANCE OF THE CLASS B1
                                      CERTIFICATES:  $10,688,000

PERCENTAGE INTEREST:  ___%

MINIMUM DENOMINATION:                 $250,000 AND $1 IN EXCESS OF $250,000

DATE OF THE TRUST                     APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                            PRINCIPAL BALANCE AS OF THE CUT-OFF DATE
NOVEMBER 1, 2003                      OF THE MORTGAGE LOANS HELD BY THE
                                      TRUST:  $763,432,605

CLOSING DATE:                         SERVICER:
NOVEMBER 28, 2003                     WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
DECEMBER 26, 2003

FINAL SCHEDULED                       TRUSTEE: JPMORGAN CHASE BANK
DISTRIBUTION DATE:                    CUSTODIAN: JPMORGAN CHASE BANK
OCTOBER 25, 2033

NO. _                                 CUSIP NUMBER: 36228F ZA 7
                                      ISIN NUMBER:  US36228FZA73

-----------------
(3) For each Distribution Date, the Certificate Rate for the Class B1 Certificates will equal the Net WAC Rate for such Distribution Date.

                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-13
                              CLASS B1 CERTIFICATE

            evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B1 Certificates (the "Class B1 Certificates") issued by the trust (the "Trust") created pursuant to a Trust Agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as trustee and custodian (in such capacities, respectively, the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Seller's Warranties and Servicing Agreement, dated as of September 1, 2003 (the "Sale and Servicing Agreement"), by and between GSMC, as purchaser, and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, to which Sale and Servicing Agreement the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

            Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). Distributions of principal and interest on this Certificate will generally be made from collections on the Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreement. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-13 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B1 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

            Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

            All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Trustee may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

            The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

            Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

            THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

            The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

            Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                      JPMORGAN CHASE BANK,
                                         as Trustee



                                      By:
                                         --------------------------------------
                                         AUTHORIZED OFFICER

                          CERTIFICATE OF AUTHENTICATION

            THIS IS ONE OF THE CLASS B1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                         JPMORGAN CHASE BANK,
                                            as Certificate Registrar



                                         By:
                                            -----------------------------------
                                            AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common             UNIF GIFT MIN ACT--____Custodian______
TEN ENT--as tenants by the                                   (Cust)      (Minor)
   entireties

JT TEN--as joint tenants with rights of   Under Uniform Gifts to Minors
survivorship and not as Tenants in        Act______________
Common                                           (State)

                    Additional abbreviations may also be used
                          though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

-------------------------------------------------------------------------------

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ----------------------------------------------------------------------

-------------------------------------------------------------------------------

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint

------------------- (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated: ------------------------------      -------------------------------------
                                           NOTICE: The signature to this
                                           assignment must correspond with the
                                           name as written upon the face of this
                                           certificate in every particular
                                           without alteration or enlargement or
                                           any change whatever.

-------------------------------------
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a member
firm of the New York Stock Exchange
or another national certificates
exchange. Notarized or witnessed
signatures are not acceptable.

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT B2

                          FORM OF CLASS B2 CERTIFICATE

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-13
                              CLASS B2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS B2 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-13
                              CLASS B2 CERTIFICATE


INITIAL CERTIFICATE RATE              APPROXIMATE INITIAL CERTIFICATE
PER ANNUM:  4.531%(1)                 PRINCIPAL BALANCE OF THE CLASS B2
                                      CERTIFICATES:  $2,672,000

PERCENTAGE INTEREST:  ___%

MINIMUM DENOMINATION:                 $250,000 AND $1 IN EXCESS OF $250,000

DATE OF THE TRUST                     APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                            PRINCIPAL BALANCE AS OF THE CUT-OFF DATE
NOVEMBER 1, 2003                      OF THE MORTGAGE LOANS HELD BY THE
                                      TRUST:  $763,432,605

CLOSING DATE:                         SERVICER:
NOVEMBER 28, 2003                     WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
DECEMBER 26, 2003

FINAL SCHEDULED                       TRUSTEE: JPMORGAN CHASE BANK
DISTRIBUTION DATE:                    CUSTODIAN: JPMORGAN CHASE BANK
OCTOBER 25, 2033

NO. _                                 CUSIP NUMBER: 36228F ZB 5
                                      ISIN NUMBER:  US36228FZB56

-----------------
(1) For each Distribution Date, the Certificate Rate for the B2 Certificates will equal the Net WAC Rate for such Distribution Date.

                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-13
                              CLASS B2 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B2 Certificates (the "Class B2 Certificates") issued by the trust (the "Trust") created pursuant to a Trust Agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as trustee and custodian (in such capacities, respectively, the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Seller's Warranties and Servicing Agreement, dated as of September 1, 2003 (the "Sale and Servicing Agreement"), by and between GSMC, as purchaser, and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, to which Sale and Servicing Agreement the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

            Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). Distributions of principal and interest on this Certificate will generally be made from collections on the Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreement. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-13 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B2 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

            Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

            All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Trustee may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

            The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

            Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

            THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

            The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

            Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                      JPMORGAN CHASE BANK,
                                         as Trustee



                                      By:
                                         ---------------------------------------
                                         AUTHORIZED OFFICER

                          CERTIFICATE OF AUTHENTICATION

            THIS IS ONE OF THE CLASS B2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                         JPMORGAN CHASE BANK,
                                            as Certificate Registrar



                                         By:
                                            ------------------------------------
                                            AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common             UNIF GIFT MIN ACT--____Custodian______
TEN ENT--as tenants by the                                   (Cust)      (Minor)
   entireties

JT TEN--as joint tenants with rights of   Under Uniform Gifts to Minors
survivorship and not as Tenants in        Act______________
Common                                           (State)

                    Additional abbreviations may also be used
                          though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

-------------------------------------------------------------------------------

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ----------------------------------------------------------------------

-------------------------------------------------------------------------------

           (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint

------------------- (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:-------------------------------      -------------------------------------
                                           NOTICE: The signature to this
                                           assignment must correspond with the
                                           name as written upon the face of this
                                           certificate in every particular
                                           without alteration or enlargement or
                                           any change whatever.

-------------------------------------
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a member
firm of the New York Stock Exchange
or another national certificates
exchange. Notarized or witnessed
signatures are not acceptable.

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT B3

                          FORM OF CLASS B3 CERTIFICATE

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-13
                              CLASS B3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS B3 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B3 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B3 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-13
                              CLASS B3 CERTIFICATE


INITIAL CERTIFICATE RATE              APPROXIMATE INITIAL CERTIFICATE
PER ANNUM:  4.531%(1)                 PRINCIPAL BALANCE OF THE CLASS B3
                                      CERTIFICATES:  $2,290,000

PERCENTAGE INTEREST:  ___%

MINIMUM DENOMINATION:                 $250,000 AND $1 IN EXCESS OF $250,000

DATE OF THE TRUST                     APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                            PRINCIPAL BALANCE AS OF THE CUT-OFF DATE
NOVEMBER 1, 2003                      OF THE MORTGAGE LOANS HELD BY THE
                                      TRUST:  $763,432,605

CLOSING DATE:                         SERVICER:
NOVEMBER 28, 2003                     WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
DECEMBER 26, 2003

FINAL SCHEDULED                       TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:                    CUSTODIAN:  JPMORGAN CHASE BANK
OCTOBER 25, 2033

NO. _                                 CUSIP NUMBER: 36228F ZC 3
                                      ISIN NUMBER:  US36228FZC30


-----------------
(1) For each Distribution Date, the Certificate Rate for the B3 Certificates will equal the Net WAC Rate for such Distribution Date.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-13
                              CLASS B3 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B3 Certificates (the "Class B3 Certificates") issued by the trust (the "Trust") created pursuant to a Trust Agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as trustee and custodian (in such capacities, respectively, the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Seller's Warranties and Servicing Agreement, dated as of September 1, 2003 (the "Sale and Servicing Agreement"), by and between GSMC, as purchaser, and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, to which Sale and Servicing Agreement the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

            Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). Distributions of principal and interest on this Certificate will generally be made from collections on the Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreement. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-13 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B3 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

            Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

            All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Trustee may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

            The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

            Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

            THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

            The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

            Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                      JPMORGAN CHASE BANK,
                                         as Trustee



                                      By:
                                         --------------------------------------
                                         AUTHORIZED OFFICER

                          CERTIFICATE OF AUTHENTICATION

            THIS IS ONE OF THE CLASS B3 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                         JPMORGAN CHASE BANK,
                                            as Certificate Registrar



                                         By:
                                            -----------------------------------
                                            AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM--as tenants in common             UNIF GIFT MIN ACT--____Custodian______
TEN ENT--as tenants by the                                  (Cust)       (Minor)
   entireties

JT TEN--as joint tenants with rights of   Under Uniform Gifts to Minors
survivorship and not as Tenants in         Act______________
Common                                           (State)



                    Additional abbreviations may also be used
                         though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


------------------------------------------------------------------------------

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE
         ---------------------------------------------------------------------

------------------------------------------------------------------------------

      (Please print or typewrite name and address of assignee) the within

Certificate and does hereby irrevocably constitute and, appoint

------------------ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:
      ---------------------------------    ----------------------------------
                                           NOTICE: The signature to this
                                           assignment must correspond with the
                                           name as written upon the face of this
                                           certificate in every particular
                                           without alteration or enlargement or
                                           any change whatever.

----------------------------------------
SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT B4

                          FORM OF CLASS B4 CERTIFICATE

                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-13
                              CLASS B4 CERTIFICATE

THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

THIS CERTIFICATE MAY NOT BE PURCHASED BY A TRANSFEREE THAT IS OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH, A "PLAN"), OR A GOVERNMENTAL PLAN AS DEFINED IN
SECTION 3(32) OF ERISA THAT IS SUBJECT TO ANY ESSENTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW (A "SIMILAR LAW"), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA, SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW.

THIS CLASS B4 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B4 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B4 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-13
                              CLASS B4 CERTIFICATE


INITIAL CERTIFICATE RATE              APPROXIMATE INITIAL CERTIFICATE
PER ANNUM:  4.531%(1)                 PRINCIPAL BALANCE OF THE CLASS B4
                                      CERTIFICATES:  $763,000

PERCENTAGE INTEREST:  ___%

MINIMUM DENOMINATION:                 $250,000 AND $1 IN EXCESS OF $250,000

DATE OF THE TRUST                     APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                            PRINCIPAL BALANCE AS OF THE CUT-OFF DATE
NOVEMBER 1, 2003                      OF THE MORTGAGE LOANS HELD BY THE
                                      TRUST:  $763,432,605

CLOSING DATE:                         SERVICER:
NOVEMBER 28, 2003                     WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
DECEMBER 26, 2003

FINAL SCHEDULED                       TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:                    CUSTODIAN:  JPMORGAN CHASE BANK
OCTOBER 25, 2033

NO. _                                 CUSIP NUMBER: 36228F ZE 9
                                      ISIN NUMBER:  US36228FZE95


-----------------
(1) For each Distribution Date, the Certificate Rate for the B4 Certificates will equal the Net WAC Rate for such Distribution Date.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-13
                              CLASS B4 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                             --------------------

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B4 Certificates (the "Class B4 Certificates") issued by the trust (the "Trust") created pursuant to a Trust Agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as trustee and custodian (in such capacities, respectively, the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Seller's Warranties and Servicing Agreement, dated as of September 1, 2003 (the "Sale and Servicing Agreement"), by and between GSMC, as purchaser, and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, to which Sale and Servicing Agreement the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

            Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). Distributions of principal and interest on this Certificate will generally be made from collections on the Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreement. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

            By receipt of this Certificate, the Holder is deemed to represent that: (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and (C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

            This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-13 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B4 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

            Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

            All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $500,000. The Trustee may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

            The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

            Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

            THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

            The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

            Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                      JPMORGAN CHASE BANK,
                                         as Trustee



                                      By:
                                         --------------------------------------
                                         AUTHORIZED OFFICER

                          CERTIFICATE OF AUTHENTICATION

            THIS IS ONE OF THE CLASS B4 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                         JPMORGAN CHASE BANK,
                                            as Certificate Registrar



                                         By:
                                            -----------------------------------
                                            AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM--as tenants in common             UNIF GIFT MIN ACT--____Custodian______
TEN ENT--as tenants by the                                  (Cust)       (Minor)
   entireties

JT TEN--as joint tenants with rights of   Under Uniform Gifts to Minors
survivorship and not as Tenants in         Act______________
Common                                           (State)



                    Additional abbreviations may also be used
                          though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

      (Please print or typewrite name and address of assignee) the within

Certificate and does hereby irrevocably constitute and, appoint

------------------ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated: -----------------------------       ----------------------------------
                                           NOTICE: The signature to this
                                           assignment must correspond with the
                                           name as written upon the face of this
                                           certificate in every particular
                                           without alteration or enlargement or
                                           any change whatever.

----------------------------------------
SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT B5

                          FORM OF CLASS B5 CERTIFICATE

                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-13
                              CLASS B5 CERTIFICATE

THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

THIS CERTIFICATE MAY NOT BE PURCHASED BY A TRANSFEREE THAT IS OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH, A "PLAN"), OR A GOVERNMENTAL PLAN AS DEFINED IN
SECTION 3(32) OF ERISA THAT IS SUBJECT TO ANY ESSENTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW (A "SIMILAR LAW"), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA, SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW.

THIS CLASS B5 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B5 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B5 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-13
                              CLASS B5 CERTIFICATE



INITIAL CERTIFICATE RATE              APPROXIMATE INITIAL CERTIFICATE
PER ANNUM:  4.531%(1)                   PRINCIPAL BALANCE OF THE CLASS B5
                                      CERTIFICATES:  $763,000

PERCENTAGE INTEREST:  ___%

MINIMUM DENOMINATION:                 $250,000 AND $1 IN EXCESS OF $250,000

DATE OF THE TRUST                     APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                            PRINCIPAL BALANCE AS OF THE CUT-OFF DATE
NOVEMBER 1, 2003                      OF THE MORTGAGE LOANS HELD BY THE
                                      TRUST:  $763,432,605

CLOSING DATE:                         SERVICER:
NOVEMBER 28, 2003                     WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
DECEMBER 26, 2003

FINAL SCHEDULED                       TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:                    CUSTODIAN:  JPMORGAN CHASE BANK
OCTOBER 25, 2033

NO._                                  CUSIP NUMBER: 36228F ZF 6
                                      ISIN NUMBER:  US36228FZF60


-----------------
(1) For each Distribution Date, the Certificate Rate for the B5 Certificates will equal the Net WAC Rate for such Distribution Date.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-13
                              CLASS B5 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                             --------------------

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B5 Certificates (the "Class B5 Certificates") issued by the trust (the "Trust") created pursuant to a Trust Agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as trustee and custodian (in such capacities, respectively, the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Seller's Warranties and Servicing Agreement, dated as of September 1, 2003 (the "Sale and Servicing Agreement"), by and between GSMC, as purchaser, and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, to which Sale and Servicing Agreement the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

            Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). Distributions of principal and interest on this Certificate will generally be made from collections on the Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreement. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

            By receipt of this Certificate, the Holder is deemed to represent that: (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and (C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

            This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-13 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B5 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

            Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

            All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $500,000. The Trustee may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

            The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

            Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

            THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

            The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

            Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                      JPMORGAN CHASE BANK,
                                         as Trustee



                                      By:
                                         --------------------------------------
                                         AUTHORIZED OFFICER

                          CERTIFICATE OF AUTHENTICATION

            THIS IS ONE OF THE CLASS B5 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                         JPMORGAN CHASE BANK,
                                            as Certificate Registrar



                                         By:
                                            -----------------------------------
                                            AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM--as tenants in common             UNIF GIFT MIN ACT--____Custodian______
TEN ENT--as tenants by the                                  (Cust)       (Minor)
   entireties

JT TEN--as joint tenants with rights of   Under Uniform Gifts to Minors
survivorship and not as Tenants in         Act______________
Common                                           (State)



                    Additional abbreviations may also be used
                          though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

------------------------------------------------------------------------------

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE
         ---------------------------------------------------------------------

------------------------------------------------------------------------------

      (Please print or typewrite name and address of assignee) the within

Certificate and does hereby irrevocably constitute and, appoint

------------------ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:
      -------------------------------      -------------------------------------
                                           NOTICE: The signature to this
                                           assignment must correspond with the
                                           name as written upon the face of this
                                           certificate in every particular
                                           without alteration or enlargement or
                                           any change whatever.

----------------------------------------
SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.

                                   EXHIBIT B6

                          FORM OF CLASS B6 CERTIFICATE

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-13
                              CLASS B6 CERTIFICATE

THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

THIS CERTIFICATE MAY NOT BE PURCHASED BY A TRANSFEREE THAT IS OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH, A "PLAN"), OR A GOVERNMENTAL PLAN AS DEFINED IN
SECTION 3(32) OF ERISA THAT IS SUBJECT TO ANY ESSENTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW (A "SIMILAR LAW"), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA, SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW.

THIS CLASS B6 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B6 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B6 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-13
                              CLASS B6 CERTIFICATE


INITIAL CERTIFICATE RATE              APPROXIMATE INITIAL CERTIFICATE
PER ANNUM:  4.531%(1)                 PRINCIPAL BALANCE OF THE CLASS B6
                                      CERTIFICATES:  $1,146,504

PERCENTAGE INTEREST:  ___%

MINIMUM DENOMINATION:                 $250,000 AND $1 IN EXCESS OF $250,000

DATE OF THE TRUST                     APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                            PRINCIPAL BALANCE AS OF THE CUT-OFF DATE
NOVEMBER 1, 2003                      OF THE MORTGAGE LOANS HELD BY THE
                                      TRUST:  $763,432,605

CLOSING DATE:                         SERVICER:
NOVEMBER 28, 2003                     WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
DECEMBER 26, 2003

FINAL SCHEDULED                       TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:                    CUSTODIAN:  JPMORGAN CHASE BANK
OCTOBER 25, 2033

NO. _                                 CUSIP NUMBER: 36228F ZG 4
                                      ISIN NUMBER:  US36228FZG44


-----------------
(1) For each Distribution Date, the Certificate Rate for the B6 Certificates will equal the Net WAC Rate for such Distribution Date.

                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-13
                              CLASS B6 CERTIFICATE

       evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                             --------------------

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B6 Certificates (the "Class B6 Certificates") issued by the trust (the "Trust") created pursuant to a Trust Agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as trustee and custodian (in such capacities, respectively, the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Seller's Warranties and Servicing Agreement, dated as of September 1, 2003 (the "Sale and Servicing Agreement"), by and between GSMC, as purchaser, and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, to which Sale and Servicing Agreement the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

            Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). Distributions of principal and interest on this Certificate will generally be made from collections on the Mortgage Loans. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreement. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

            By receipt of this Certificate, the Holder is deemed to represent that: (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and (C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

            This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-13 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B6 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

            Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

            All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $500,000. The Trustee may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

            The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            The Depositor, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

            Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

            THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

            The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

            Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                      JPMORGAN CHASE BANK,
                                         as Trustee



                                      By:
                                         --------------------------------------
                                         AUTHORIZED OFFICER

                          CERTIFICATE OF AUTHENTICATION

            THIS IS ONE OF THE CLASS B6 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                         JPMORGAN CHASE BANK,
                                            as Certificate Registrar



                                         By:
                                            -----------------------------------
                                            AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM--as tenants in common             UNIF GIFT MIN ACT--____Custodian______
TEN ENT--as tenants by the                                  (Cust)       (Minor)
   entireties

JT TEN--as joint tenants with rights of   Under Uniform Gifts to Minors
survivorship and not as Tenants in         Act______________
Common                                           (State)



                    Additional abbreviations may also be used
                          though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

           (Please print or typewrite name and address of assignee)

the within  Certificate and does hereby  irrevocably  constitute and,  appoint

------------------ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:-------------------------------      -------------------------------------
                                           NOTICE: The signature to this
                                           assignment must correspond with the
                                           name as written upon the face of this
                                           certificate in every particular
                                           without alteration or enlargement or
                                           any change whatever.

----------------------------------------
SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.
Notarized or witnessed signatures are
not acceptable.

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.

                                    EXHIBIT R

                           FORM OF CLASS R CERTIFICATE

                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2003-13
                               CLASS R CERTIFICATE

ANY TRANSFEREE OF THIS CERTIFICATE MUST DELIVER TO THE TRUSTEE A RESIDUAL TRANSFEREE AFFIDAVIT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS, AND AN AFFIDAVIT RELATING TO VARIOUS TAX MATTERS, ALL AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN. NO TRANSFER OF A CLASS R CERTIFICATE SHALL BE PERMITTED TO BE MADE TO A DISQUALIFIED ORGANIZATION, WHICH GENERALLY INCLUDES ANY ENTITY THAT WOULD BE EXEMPT FROM FEDERAL INCOME TAXATION (INCLUDING THE TAX ON UNRELATED BUSINESS TAXABLE INCOME) ON INCOME DERIVED FROM THIS CLASS R CERTIFICATE. NOTWITHSTANDING THE FULFILLMENT OF THE PREREQUISITES DESCRIBED ABOVE, THE TRUSTEE MAY REFUSE TO RECOGNIZE A TRANSFER TO THE EXTENT NECESSARY TO AVOID A RISK OF (1) DISQUALIFICATION OF THE RELATED REMIC AS A REMIC OR (2) THE IMPOSITION OF A TAX UPON SUCH REMIC. NO TRANSFER OF LESS THAN AN ENTIRE INTEREST IN A CLASS R CERTIFICATE MAY BE MADE UNLESS (1) THE INTEREST TRANSFERRED IS AN UNDIVIDED INTEREST OR (2) THE TRANSFEROR OR THE TRANSFEREE HAS PROVIDED THE TRUSTEE WITH AN OPINION THAT THE TRANSFER WILL NOT JEOPARDIZE THE REMIC STATUS OF THE REMIC. RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE ARE DESCRIBED MORE FULLY HEREIN.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN AS DESCRIBED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS R CERTIFICATE REPRESENTS A REMIC RESIDUAL INTEREST IN THE "REMIC" DESCRIBED IN THE TRUST AGREEMENT UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS R CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-13
                               CLASS R CERTIFICATE


INITIAL CERTIFICATE RATE PER           AGGREGATE INITIAL CERTIFICATE
ANNUM:  4.531%(1)                      PRINCIPAL BALANCE OF THE CLASS R
                                       CERTIFICATE:  $100

PERCENTAGE INTEREST:  ___%

DATE OF THE TRUST                      APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                             PRINCIPAL BALANCE AS OF THE CUT-OFF
NOVEMBER 1, 2003                       DATE OF THE MORTGAGE LOANS HELD BY THE
                                       TRUST:  $763,432,605

CLOSING DATE:                          SERVICERS:
NOVEMBER 28, 2003                      WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
DECEMBER 26, 2003

FINAL SCHEDULED                        TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:                     CUSTODIAN:  JPMORGAN CHASE BANK
OCTOBER 25, 2033

NO. _                                  CUSIP NUMBER: 36228F ZD 1
                                       ISIN NUMBER:  US36228FZD13


-----------------
(1) For each Distribution Date, the Certificate Rate for the Class R Certificates will equal the Net WAC Rate for such Distribution Date.

                          GS MORTGAGE SECURITIES CORP.
        MORTGAGE PARTICIPATION PASS THROUGH CERTIFICATES, SERIES 2003-13
                               CLASS R CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain hybrid adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                             --------------------

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class R Certificates (the "Class R Certificates") issued by the trust (the "Trust") created pursuant to a Trust Agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement) and JPMorgan Chase Bank, as trustee and custodian (in such capacities, respectively, the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of a pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Seller's Warranties and Servicing Agreement, dated as of September 1, 2003 (the "Sale and Servicing Agreement"), by and between GSMC, as purchaser, and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, to which Sale and Servicing Agreement the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

            Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2003 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

            This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2003-13 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Class Principal Balance of the Class R Certificate. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. This Certificate will evidence in the aggregate _____% of the balance of the Class R Certificate.

            Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

            The Certificates are limited in right of payment to certain collections and recoveries in respect of the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Master Servicing Account, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

            All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the Certificate Principal Balance of each such Certificate. Payment shall be made by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

            An election will be made to treat the assets assigned to the Trust as a real estate mortgage investment conduit ("REMIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Assuming that the election is made properly and that certain qualification requirements concerning the Mortgage Loans and the Certificates are met, the Holder of this Certificate will be treated for federal income tax purposes as the beneficial owner of a "residual interest" in the REMIC. Accordingly, the Holder of this Class R Certificate will be subject to tax on its pro rata share of the taxable income or net loss on such Holder's "residual interest" in the REMIC. The requirement that the Holder of this Class R Certificate report its pro rata share of such income or loss will continue until there are no Certificates of any Class outstanding.

            Pursuant to (and subject to the limitations set forth in) the Trust Agreement, the Trustee or one of its affiliates, as agent of the REMIC (the "Tax Matters Person" or "TMP"), will provide each Holder of a Class R Certificate with information sufficient to enable such Certificateholder to prepare (i) its federal income tax and information returns and (ii) any reports required by the Code regarding the Certificates, except where such information is provided to each such Certificateholder by the Trustee pursuant to the Trust Agreement. As the holder of a residual interest in a REMIC, the Holder of a Class R Certificate will have continuing administrative rights and obligations generally similar to those of a partner with respect to its partnership. Such rights and obligations principally concern the REMIC's federal income tax and information returns and the representation of the REMIC in administrative or judicial proceedings involving the Internal Revenue Service. The TMP, however, will act on behalf of the Holders of the Class R Certificate as the REMIC's representative for such proceedings. The REMIC's federal tax and information returns will be prepared by the TMP, and signed and filed by the Trustee. Pursuant to the Trust Agreement, if the TMP is unable for any reason to fulfill its duties as TMP, then the Holder of the largest Percentage Interest of the Class R Certificate, without compensation, shall become the successor TMP for the REMIC.

            By accepting this Certificate, the Holder of this Certificate agrees to be bound by the provisions of the Trust Agreement, and in particular, agrees that it shall (i) take any action required by the Code or Treasury regulations thereunder in order to create or maintain the REMIC status of the REMIC and (ii) refrain from taking any action that could endanger such status.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 51% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

            The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Trust Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Class Principal Balance will be issued to the designated transferee or transferees.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            No transfer of any Class R Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act") and effective registration or qualification under applicable state certificates laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification under the Act and applicable state certificates laws, the Trustee shall require that the transferee certify as to facts that, if true, would mean that the proposed transferee is a Qualified Institutional Buyer. Neither the Depositor nor the Trustee is obligated to register or qualify any of the Class R Certificate under the Act or any other certificates law or to take any action not otherwise required under the Trust Agreement to permit the transfer of such Certificates without such registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor and the Trustee against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state certificates laws or is not made in accordance with such federal and state laws.

            Notwithstanding anything herein to the contrary, any purported transfer of a Class R Certificate to or on behalf of a Plan Investor shall be null and void.

            In addition, the Trustee shall not register any transfer of a Class R Certificate (including any beneficial interest therein) to a Disqualified Organization. In addition, no Class R Certificate (or any beneficial interest therein) may be transferred unless the proposed transferee thereof provides the Trustee with a Residual Transferee Affidavit, which is an affidavit of the proposed transferee substantially in the form attached as Exhibit F to the Standard Terms, and the proposed transferor provides a certificate substantially in the form attached as Exhibit G to the Standard Terms. Notwithstanding the fulfillment of the prerequisites described above, the Trustee may refuse to recognize any transfer to the extent necessary to avoid a risk of (i) disqualification of the REMIC as a REMIC or (ii) the imposition of a tax upon the REMIC. Any attempted transfer in violation of the foregoing restrictions shall be null and void and shall not be recognized by the Trustee.

            If a tax or a reporting cost is borne by the REMIC as a result of the transfer of a Class R Certificate (or any beneficial interest therein) in violation of the restrictions set forth herein and in the Trust Agreement, the Trustee shall pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of the Class R Certificate (or beneficial interest therein). In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor or the Trustee, the Trust, the REMIC, or any other Holders, and none of such parties shall have any liability for payment of any such tax or reporting cost.

            The Depositor, the Trustee, the Custodian and the Certificate Registrar and any agent of the Depositor, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

            The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer identified in the Trust Agreement or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

            Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

            THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

            The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

            Capitalized terms used herein and not otherwise defined shall have the meaning given them in the Trust Agreement.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                      JPMORGAN CHASE BANK,
                                         as Trustee



                                      By:
                                         --------------------------------------
                                         AUTHORIZED OFFICER

                          CERTIFICATE OF AUTHENTICATION

            THIS IS ONE OF THE CLASS R CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                         JPMORGAN CHASE BANK,
                                            as Certificate Registrar



                                         By:
                                            -----------------------------------
                                            AUTHORIZED SIGNATORY

                                  ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM--as tenants in common             UNIF GIFT MIN ACT--____Custodian______
TEN ENT--as tenants by the                                  (Cust)       (Minor)
   entireties

JT TEN--as joint tenants with rights of   Under Uniform Gifts to Minors
survivorship and not as Tenants in         Act______________
Common                                           (State)



                    Additional abbreviations may also be used
                          though not in the above list.

                                FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

           (Please print or typewrite name and address of assignee)

the within  Certificate and does hereby  irrevocably  constitute and,  appoint

------------------  (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:-------------------------------      -------------------------------------
                                           NOTICE: The signature to this
                                           assignment must correspond with the
                                           name as written upon the face of this
                                           certificate in every particular
                                           without alteration or enlargement or
                                           any change whatever.

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.